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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 1996
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                               1st Bergen Bancorp
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          (Exact name of registrant as specified in its charter)


         New Jersey                    0-27686                 22-3409845
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)          Identification No.)


    250 Valley Boulevard, Wood-Ridge, New Jersey                 07075
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  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (201) 939-3400
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Item 5. Other.

     The Registrant issued a press release on August 29, 1996 announcing the declaration of a quarterly dividend on its common stock of $0.03 per common share payable on September 30, 1996 to shareholders of record at the close of business on September 13, 1996.

Item 7. Exhibits.

     The following exhibit is filed with this Current Report on

Form 8-K.

Exhibit No.                                Description
- ----------                                 -----------
  99 Press Release dated August 29, 1996 announcing the Registrant's declaration of a quarterly dividend and a change in its fiscal year end.


Item 8. Change in Fiscal Year.

     On August 19, 1996, the Registrant's Board of Directors determined that the Registrant and its wholly-owned subsidiary, South Bergen Savings Bank, would change their fiscal year from a September 30 year end to a December 31 year end. A report covering the transition period will be filed with the Registrant's Annual Report on Form 10-K.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, 1st Bergen Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             1ST BERGEN BANCORP
                                             (Registrant)

Dated:  August 29, 1996                       By: /s/ ALBERT E. GOSSWEILER
                                                  ------------------------
                                                  Albert E. Gossweiler,
                                                  Executive Vice President
                                                  and Chief Financial
                                                  Officer

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                                  EXHIBIT INDEX
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                           CURRENT REPORT ON FORM 8-K
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Exhibit No.                Description                             Page No.
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  99                       Press Release dated August                  5
                           29, 1996 announcing the
                           Registrant's declaration of
                           a quarterly dividend and
                           a change in fiscal year end.


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